CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (USD $)	3 Months Ended		73 Months Ended
	Mar. 31, 2014	Mar. 31, 2013	Mar. 31, 2014
Condensed Consolidated Statements Of Operations
REVENUES	$ 0	$ 0	$ 28,592
OPERATING EXPENSES
Research and Development	662,331	253,562	4,754,115
General and administrative	124,484	24,245	645,492
Stock based Compensation	1,436,781	36,609	1,697,350
Impairment of Goodwill			634,799
Depreciation and amortization	1,229	3,321	126,302
TOTAL OPERATING EXPENSES	2,224,825	317,737	7,858,058
OTHER INCOME (EXPENSE)
Interest Expense	(4,338)	(5,380)	(44,452)
Interest Income	1,114	4	9,725
Other Income	41,937		141,937
TOTAL OTHER INCOME (EXPENSE)	38,713	(5,376)	107,210
NET LOSS	$ (2,186,112)	$ (323,113)	$ (7,722,256)
Basic and diluted net loss per share	$ (0.13)	$ (0.03)
Weighted average number of shares outstanding, basic and diluted	17,442,013	10,919,355